UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 2, 2002


                         COMMISSION FILE NUMBER: 0-32321


                           NEVADA HOLDING GROUP, INC.
             (Exact name of registrant as specified in its charter)


                NEVADA                                    88-0440989
(State of jurisdiction of Incorporation)    (I.R.S. Employer Identification No.)


4729 LOMAS SANTE FE STREET, LAS VEGAS, NEVADA             89147-6028
  (Address of principal executive offices)                (Zip Code)


        Registrants telephone number, including area code (702) 220-3120


                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 1 CHANGES IN CONTROL OF REGISTRANT:

     Not Applicable.

ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS:

     Not Applicable.

ITEM 3 BANKRUPTCY OR RECEIVERSHIP:

     Not Applicable.

ITEM 4 CHANGE OF CERTIFIED PUBLIC ACCOUNTANTS:

     Not Applicable.

ITEM 5 OTHER MATERIALLY IMPORTANT EVENTS:

The proposed exchange of shares of Nevada Holding Group, Inc., a Nevada corporation for 100% of the issued and outstanding shares of Apollo Capital Corp., a Nevada corporation on a share for share basis has been terminated.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

     Not Applicable

EXHIBIT A -- Letter from Nevada Holding Group, Inc, to Apollo Capital Corp.
             dated September 2, 2002, incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEVADA HOLDING GROUP, INC.
                                        Registrant


September 30, 2002                      /s/ Melanie S. Meinders
                                        ------------------------------------
                                        Melanie S. Meinders
                                        Director and Chief Executive Officer

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
EXHIBIT A
                                                      NEVADA HOLDING GROUP, INC.
                                                      4729 LOMAS SANTE FE STREET
                                                    LAS VEGAS, NEVADA 89147-6028
                                                                  (702) 220-3120

September 2, 2002

Apollo Capital Corp.
Mr. John M. King
Chief Executive Officer
3320 F.M.
Suite 359
Richmond, Texas 77469

     RE: PROPOSED EXCHANGE OF SHARES OF NEVADA HOLDING GROUP, INC., A NEVADA CORPORATION FOR 100% OF THE ISSUED AND OUTSTANDING SHARES OF APOLLO CAPITAL CORP., A NEVADA CORPORATION, ON A SHARE FOR SHARE BASIS.

Dear Mr. King:

Although the Special Meeting the Shareholders that was scheduled for August 30, 2002 was postponed by the actions of the Securities and Exchange Commission, a tabulation of the proxies that were received indicated that the measure would not pass. The total number of shareholders that indicated a vote in favor was 324,400 and the number indicating a vote against was only 64,000. Considering that it required a total in excess of 2,502,200 votes in favor to pass the shareholders would not approve. Taking into consideration the 1,600,000 votes that you would have cast in favor of the exchange and the 450,000 votes that I could have cast in favor, the total still would have not been adequate to pass the exchange of shares for Apollo Capital Corp.

Since the terms of the "Letter of Intent" require an approval by the shareholders of Nevada Holding Group, Inc. it seems pointless to try and continue with the acquisition of Apollo Capital Corp. Another consideration is the date of record for any new special meeting of shareholders is going to be governed by Nevada law as to the requirements on the date. Pursuant to Paragraph
78.350 of the Nevada Statutes the record date may be fixed in advance, a record date not more than 60 or less than 10 days before the date of any such meetings must be determined. The record date of March 25, 2002 would not be appropriate.

Considering all the expenses involved and the unnecessary filings with the Securities and Exchange Commission it is in the best interest of the shareholders of Nevada Holding Group, Inc. to cancel the exchange offer for Apollo Capital Corp. due to the fact that the votes would not be enough to approve and it is hereby canceled.

Respectfully,

/s/ MELANIE S. MEINDERS
Melanie S. Meinders
Chairman of the Board
Chief Executive Officer

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